EXHIBIT

                                                                    10.37

NORTH CAROLINA                                IN THE GENERAL COURT OF JUSTICE
                                              SUPERIOR  COURT  DIVISION
DURHAM COUNTY                                 FILE NO. 99 CVS 05232

ROGER JACKSON PLEASANT)
                   Plaintiff

vs.                                           CONFESSION OF JUDGMENT


STAFF BUILDERS SERVICES,
INC., and STAFF BUILDERS, INC.
                   Defendant
___________________________

          Staff Builders Services, Inc., and Staff Builders, Inc., Defendants, show the Court:

     1. Roger Jackson Pleasant, the Plaintiff, resides in Person County, North Carolina.

     2. Staff Builders Services, Inc., is a corporation organized and existing under the laws of the State of New York with its principal place of business in Lake Success, New York.

     3. Staff Builders, Inc., is a corporation organized and existing under the laws of the State of Delaware, with its principal place of business in Lake Success, New York.

     4. The undersigned Defendants may become liable to the Plaintiff named above for:

               A. ONE MILLION SEVEN HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($1,710,000.00) due Plaintiff pursuant to the terms of a Non-Competition Agreement executed by the parties on August 30, 1995; and

               B. TWO MILLION SIX HUNDRED FOURTEEN THOUSAND NINE HUNDRED NINETY-NINE AND NO/100 DOLLARS ($2,614,999.00) due Plaintiff pursuant to the terms of a Promissory Note executed by the parties on August 30, 1995; and, ONE
          MILLION TWENTY EIGHT THOUSAND SIX HUNDRED EIGHTY-EIGHT AND NO/100 DOLLARS ($1,028,688.00) of said amount represents the unpaid interest of the Note as of September 1, 1999, with the remaining ONE MILLION FIVE HUNDRED EIGHTY-SIX
          THOUSAND THREE HUNDRED ELEVEN AND N0/100 DOLLARS
          ($1,586,311.00) representing the unpaid principal due on the Note as of September 1, 1999.

     5. The undersigned Defendants authorize the entry of judgment in favor of the above named Plaintiff in the sum of FOUR
MILLION THREE HUNDRED TWENTY FOUR THOUSAND NINE HUNDRED
NINETY-NINE AND NO/100 DOLLARS ($4,324,999.00), less any payments received by Plaintiff after December 29, 1999.





  This the _________                              day of January, 2000.

                                                  DEFENDANTS:

                                                  STAFF BUILDERS SERVICES, INC.

(SEAL)                                            BY:   /s/ Dale R. Clift
                                                         President
ATTEST:

/s/ Renee Silver, Secretary

Secretary


                                                   STAFF BUILDERS,  INC.

(SEAL)                                             BY:  /s/ Stephen Savitsky
                                                         President

ATTEST:

/s/ Renee Silver, Secretary

Secretary

          Upon the foregoing Confession of Judgment, it is ordered, adjudged and decreed that Plaintiff have and recover of Defendants, the sum of $_______________________ and costs.

          This the _________ day of ________________,
          2000.

                                              __________________
                                              ________
                                              Clerk
confession of Judgment/ed



STATE OF NEW YORK

COUNTY OF NASSAU

              I, the undersigned, a Notary Public in and for said County and State, do hereby certify that RENEE SILVER personally appeared before me this day and acknowledged that she is THE Secretary of STAFF BUILDERS SERVICES., INC. a New York corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal and attested by Herself as its Secretary.

          WITNESS my hand and notarial seal this the 27th day of JANUARY, 2000.

                                                 Notary Public
My commission expires:

GARY MARCUS
Notary Public, state of New York
No.02MA4518442
Qualified in Nassau county
Term Expires November 30, 2000

STATE OF NEW YORK

COUNTY OF NASSAU

                   I, the undersigned, a Notary Public in and for said County and State, do hereby certify that DAVID SAVITSKY personally appeared before me this day and acknowledged that he is Secretary of STAFF BUILDERS, INC. a Delaware corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal and attested by Himself as its Secretary.

          WITNESS my hand and notarial seal this the 27th day of JANUARY, 2000



Notary Public
My Commission expires:      November 30, 2000
GARY MARCUS
Notary Public, State of
New York
No.02MA 4518442
Qualified in Nassau